SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):          July 29, 2003

Building Materials Holding Corporation.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	000-23135	91-1834269
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

FOUR EMBARCADERO CENTER, SUITE 3250 SAN FRANCISCO, CA 94111-4167
(Address OF Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (415)627-9100

Item 12.          Other.

On July 29, 2003, the Registrant issued a press release announcing its financial results for second quarter ended June 30, 2003. A copy of the Registrant’s press release is attached as Exhibit 99.1 to this Current Report.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of July 29, 2003

Building Materials Holding Corporation
By:	/s/ Ellis C. Goebel
Ellis C. Goebel
Senior Vice President, Finance

EXHIBIT INDEX

Exhibit No.	Description

99.1	Earnings Announcement dated July 29, 2003